Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Kevin E. Shaffer, Chief Financial Officer (principal financial officer) of eSylvan, Inc. (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2003 of the Registrant (the “Report”), that:

(1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ KEVIN E. SHAFFER
Kevin E. Shaffer
August 14, 2003